UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 21, 2006
                                                          --------------

                             INVESTORS BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          Delaware                        0-51557                 22-3493930
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)



101 JFK Parkway, Short Hills, New Jersey                              07078
----------------------------------------                          ------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (973) 924-5100
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry Into A Material Definitive Agreement
                ------------------------------------------

     On March 21, 2006, Investors Savings Bank, the wholly owned subsidiary of Investors Bancorp, Inc. (the "Registrant"), adopted the 2006 Incentive Compensation Plan (the "Plan") for Bank officers, including Messrs. Cashill, Cummings and Cama and Ms. Byrnes (the "Executive Officers"). The plan allows for the Executive Officers to earn a cash bonus of between 0% and 35% of their base salary based upon the company meeting certain net income thresholds. The plan also allows for all other officers to earn a cash bonus based on meeting the same net income thresholds, as well as certain personal goals.


Item 9.01.      Financial Statements and Exhibits.
                ----------------------------------

(a)  Financial Statements of Business Acquired.

     Not Applicable

(b)  Pro Forma Financial Information.

     Not Applicable

(c)  Shell Company Transactions.

     Not Applicable

(d)  Exhibits.

     None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      INVESTORS BANCORP, INC.



DATE:  March 22, 2006                 By:  /s/ Robert M. Cashill
                                           -------------------------------------
                                           Robert M. Cashill
                                           President and Chief Executive Officer